STOCK PLEDGE AGREEMENT

         This is a Stock Pledge Agreement (this "Pledge Agreement") dated as of September 18, 1995, between Thomas E. Aliprandi and David E. Shepardson (the "Shareholders"), and UniDial Incorporated, a Kentucky corporation (the "Lender").

Recitals

         The Shareholders wish to secure the payment and performance of their obligations under the Loan Agreement, the Revolving Credit Note (as that term is defined in the Loan Agreement), the Security Agreement, and the other documents listed in Section 3 of this Pledge Agreement by granting to the Lender a security interest in the Pledged Shares (as defined below).

   1. Definitions. As used in this Agreement, unless otherwise defined in this Agreement, the terms defined in the Loan Agreement shall have the meaning given them there; and the following terms shall have the following meanings:

            (a) "Loan  Agreement"  shall  mean  the loan  agreement  dated as of
                September 18, 1995, between the Lender and UniQuest.

            (b) "Lender" shall mean UniDial Incorporated.

            (c) "Loan" shall mean the loan made by the Lender to UniQuest on the terms and conditions of the Loan Agreement.

            (d) "Pledged  Shares"  shall  mean all of the  shares  in which  the
                Lender has a security interest pursuant to Section 2 (a) of this Agreement and any proceeds and products thereof.

            (e) "Secured Obligations" shall mean the obligations secured by this
                Agreement and described in Section 3 of this Agreement

            (f) "UniQuest" shall mean UniQuest Communications, Inc.

   2.    Grant of Security Interest.

            (a) The Shareholders  grant to the Lender a security interest in and pledge to the Lender all of their right, title and interest in and to 9300 shares (representing 93%) of the authorized, issued and outstanding shares of UniQuest common stock, and any capital stock of UniQuest issued in the future. The Shareholders further grant to the Lender a security interest in any stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock, new securities, or any other property to which the Shareholders are or may hereafter become entitled to receive on account of the Pledged Shares. If the Shareholders receive additional property of such nature, they shall immediately deliver such property to the Lender to be held by the Lender in the same manner as the Pledged Shares, pledged previously pursuant to this Pledge Agreement.

            (b) The Shareholders grant a further security interest to the Lender in the proceeds or products by any sale or other disposition of the Pledged Shares.

   3. Obligations Secured. The security interests created hereby secure the payment and performance of all of the following Secured Obligations:
         (a) any and all indebtedness of UniQuest to the Lender evidenced by the Revolving Credit Note, and all obligations contained in the Revolving Credit Note; (b) all of the obligations, agreement, covenants and representations of UniQuest contained in the Loan Agreement, (c) all of the obligations, agreements, covenants and representations of UniQuest contained in the Security Agreement, and any other related document, whether or not now or hereafter evidenced by any note, instrument or other writing; (d) any and all indebtedness of the Shareholders contained in and evidenced by the Guaranty Agreements, and (e) any and all indebtedness, obligation or liability of the Shareholders and/or UniQuest to the Lender, however evidenced, direct or indirect, absolute or contingent, whether now existing or hereafter arising.

   4. Representations and Warranties. To induce the Lender to enter into the Loan Agreement and this Agreement, the Shareholders represent and warrant as follows:

            (a) The Shareholders  have full right,  power and authority to enter into and perform their obligations under this Agreement, and this Agreement has been duly entered into and delivered and constitutes a legal, valid and binding obligation of the Shareholders enforceable in accordance with its terms.

            (b) The  Shareholders  have good and marketable title to the Pledged
                Shares subject to no lien, charge, pledge, encumbrance, claim or security interest other than the security interest created by this Agreement and the Security Agreement.

            (c) The Pledged Shares are properly issued and constitute 93% of the issued and outstanding shares of UniQuest.

            (d) The Shareholders  have not entered into any stock restriction or purchase agreement with respect to the Pledged Shares which would in any way restrict the sale, pledge or other transfer of the Pledged Shares of or any interest in or to the Pledged Shares.

   5. Duration of Security Interest. The Lender and its successors and assigns shall hold the Pledged Shares and security interest created hereby upon the terms of this Agreement, and this security interest shall continue until the Secured Obligations have been paid in full. The Lender may at any time deliver the Pledged Shares or other collateral, or any part thereof, to the Shareholders. The receipt thereof by the Shareholders shall be a complete and full discharge of the Lender concerning the Pledged Shares so delivered, and the Lender shall thereafter be discharged from any liability or responsibility therefore.

   6. Maintaining Freedom from Liens. UniQuest and the Shareholders shall keep the Pledged Shares free and clear of liens and shall pay all amounts, including taxes, assessments or charges, which might result in a lien against the Pledged Shares if left unpaid, unless the Shareholders at their own expense are contesting such amount in good faith by an appropriate proceeding timely instituted which shall operate to prevent the collection or satisfaction of the lien or amount so contested. If the Shareholders fail to pay such amounts and are not contesting the validity or amount thereof in accordance with the next preceding sentence, the Lender may, but is not obligated to, pay such amounts, and such payment shall be conclusive evidence of the legality or validity thereof. The Shareholders shall promptly reimburse the Lender for any such payments, and until reimbursement, such payments shall be a part of the Secured Obligations.

   7.    Certain Rights and Obligations Respecting Pledged Shares.

            (a) The Shareholders  shall continue to be the owners of the Pledged
                Shares so long as no Default has occurred, and during that time may exercise their voting rights with respect to the Pledged Shares (but only for purposes not inconsistent with the covenants, obligations and purposes of this Agreement) and receive distributions with respect to the Pledged Shares.

            (b) The Shareholders shall not sell,  transfer or attempt to sell or transfer any of the Pledged Shares, or any part thereof or interest therein, without the express prior written consent of the Lender. Any such consent of the Lender shall not constitute the release by the Lender of its interest in the Pledged Shares. Any such sale or transfer shall transfer the Pledged Shares subject to the security interest of the Lender.

            (c) Without the Lender's  prior written  consent,  which will not be unreasonably withheld, the Shareholders shall not permit or cause UniQuest to issue any capital stock other than the capital stock issued and outstanding on the date of this Agreement. If for any reason any Person (including the Shareholders) acquires any interest in any capital stock of any of UniQuest in addition to the Pledged Shares, the Shareholders shall, and shall cause the acquiror to immediately deliver to the Lender certificates representing the shares acquired, together with stock powers relating to those shares (properly executed in blank), to be held by the Lender pursuant to Sections 2(a) and 2(b) of this Agreement. If any such Person has not entered into a pledge and/or security agreement on terms identical to this Agreement, such Person shall do so concurrently with his delivery to the Lender of those certificates.

            (d) Upon  a  Default,   the  Lender  may,   without  notice  to  the
                Shareholders, exercise all voting rights and privileges whatsoever with respect to the Pledged Shares, and collect and retain all dividends or other sums and/or distributions now or hereafter payable on or on account of any of the Pledged Shares. To that end the Shareholders hereby constitute any officer of the Lender as their proxy and attorney-in-fact for all purposes of voting the Pledged Shares at any annual, regular or special meeting of the shareholders of UniQuest. This appointment shall be deemed coupled with an interest and is and shall be irrevocable until all of the Secured Obligations have been fully paid and terminated. All personas shall be conclusively entitled to rely upon the Lender's oral or written certification that it is entitled to vote the Pledged Shares hereunder. The
                Shareholders shall execute and deliver to the Lender any additional proxies and powers of attorney that the Lender may desire in order to vote more effectively the Pledged Shares in its own name. In addition to any other voting rights, the Lender may (1) vote the Pledged Shares to remove one or more of the directors and/or officers of UniQuest; (2) vote the Pledged Shares to elect new directors and officers of any UniQuest who shall thereafter manage the affairs of UniQuest and operate its properties and carry on its business and otherwise take any action with respect hereto as it shall deem necessary and appropriate; (3) vote the Pledged Shares to liquidate UniQuest and/or any of its subsidiaries and/or businesses; and (4) vote the Pledged Shares to authorize the borrowing of money in the name of UniQuest and the pledge of the assets to secure any such borrowings.

   8. Default. The happening of any Event of Default (as defined in the Loan Agreement), or the Shareholder's breach of any obligation, covenant or condition of this Agreement, shall constitute a Default under this Agreement.

   9. Remedies. Upon any Default the Lender may at its option declare any and all of the Secured Obligations to be immediately due and payable, and in addition to exercising all other rights or remedies, proceed to exercise with respect to the Pledged Shares all rights, options and remedies of a secured party upon default as provided for under the Uniform Commercial Code as then in effect in the Commonwealth of Kentucky. The rights of the Lender upon a Default shall include, without limitation, the following:

            (a) The right to immediate possession of any Pledged Shares not then in the Lender's possession, without requirement of notice or demand or any legal process. In exercising this right, the Lender may enter into the premises of UniQuest without requirement of any legal process.

            (b) The right to sell part or all of the Pledged Shares at public or private sale in one or more lots. The Lender shall be entitled to apply the proceeds of any such sale to the satisfaction of the Secured Obligations and to expenses incurred in realizing upon the Pledged Shares in accordance with the Uniform Commercial Code.

                    (i) In the case of any  sale by the  Lender  of the  Pledged
                        Shares or any portion thereof on credit for future delivery, which may be elected at the sole option and in the complete discretion of the Lender, the Pledged Shares so sold may, at Lender's option, either be delivered to the purchaser or retained by the Lender until the selling price is paid by the purchaser, but in either event the Lender shall incur no liability in case of failure of the purchaser to take up and pay for the Pledged Shares so sold. In case of any such failure, such Pledged Shares may again be sold by the Lender in the manner provided in this Section.

                    (ii)After  deducting all its  reasonable  costs and expenses of every kind, including without limitation, legal fees, registration fees required by law (Securities and Exchange Commission and other) and expenses, if any, the Lender shall apply the residue of the proceeds of any sale or sales of the Pledged Shares to the Revolving Credit note and other obligations of the shareholders to the Lender under this Agreement, the Loan Agreement, the Security Agreement or the other related documents, in the order or priority elected by the Lender. The Lender shall not incur any liability as a result of the sale of the Pledged Shares at any private sale or sales, and the

                        Shareholders hereby waive any claim arising by reason of
                        (A) the fact that the price or prices for which the Pledged Shares, or any portion thereof, is sold at such public sale or sales is less than the price which would have been obtained at a private sale or sales, or is less than the amount due and the Lender accepted the first offer received and did not offer the Pledged Shares, or portion thereof, to more than one offeree; or
                        (B) any delay by the Lender in selling the Pledged Shares following a Default hereunder, even if the value of the Pledged Shares thereafter declines; or (C) the immediate sale of the Pledged Shares upon the occurrence of a Default hereunder even if the holder shall remain jointly and severally liable for any deficiency remaining due under this Agreement or other related documents.

            (c) The right to recover the  reasonable  expenses of preparing  for the sale of and selling the Pledged Shares, and other like expenses, together with court costs and reasonable attorney's fees incurred.

            (d) The right to transfer the Pledged  Shares,  or any part of them, into the Lender's name to facilitate the Lender's exercise of other rights or remedies with respect to them.

            (e) The right to proceed by  appropriate  legal process at law or in equity (i) to enforce any provision of this Agreement or in aid of the execution of any power of sale; or (ii) for foreclosure of the security interest of the Lender; or (iii) for the sale of any of the Pledged Shares under the judgment or decree of any court.

   10. Remedies Cumulative. The rights and remedies of the Lender shall be deemed to be cumulative, and any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy

   11. Delivery of Pledged Shares. The Shareholders shall deliver to the Lender certificates representing all of the Pledged Shares, together with stock powers properly executed in blank upon execution of this Agreement, and the Shareholders shall deliver to the Lender all other Pledged Shares hereinafter acquired to the Lender immediately upon receipt thereof.

   12. Further Assurances. The Shareholders shall sign such financing statements, assignments of stock separate from certificate, or other documents or instruments as the Lender may reasonably request from time to time to more fully create, perfect, continue, maintain or terminate the rights and security interest intended to be granted or created pursuant to this Pledge Agreement.

   13.   Notice.

            (a) Any  requirement  of the Uniform  Commercial  Code of reasonable notice (not waived pursuant to this Agreement) shall be met if such notice is mailed, postage prepaid, to UniQuest or, as the case may be, to such other party to whom notice is required, at least five days before the time of sale, disposition or other event or thing giving rise to the requirement of notice.

            (b) All notices or  communications  under this Agreement shall be in writing and shall be delivered or mailed to the parties addressed as follows, and any notices so addressed and mailed by registered mail shall be deemed to have been given when mailed.

                    (i)      If to UniQuest Communications, Inc.:

                               6975 Union Park Center, Suite 340
                               Midvale, UT  84047
                               Attn:  Mr. Thomas E. Aliprandi

                               With a copy to:

                               Jon V. Harper, Esq.
                               Suite 700
                               500 West Broadway
                               Salt Lake City, UT  84101

                    (ii)     If to the Lender:

                               UniDial Incorporated
                               12910 Shelbyville Road, Suite 211
                               Louisville, KY  40243
                               Attn:  Mr. Kenneth D. Richey

                               With a copy to:

                               Brown, Todd & Heyburn PLLC
                               3200 Providian Center
                               Louisville, KY  40202-3363
                               Attn:  Mr. C. Edward Glasscock

   14. Waiver. Any forbearance, failure or delay by the Lender in the exercise of any right, power or remedy hereunder shall not be deemed a waiver of that right, power or remedy, and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof. Every right, power and remedy of the Lender shall continue in full force and effect until such right, power or remedy is specifically waived in a written instrument signed by the Lender.

   15. Severability. If any part, term or provision of this Agreement is held by any court to be illegal or in conflict with any law applicable to this Agreement, the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain that particular part, term or provision.

   16. Headings. The headings in this Agreement have been included for ease of reference only, and shall not be considered in the construction or interpretation of this Agreement.

   17. Benefit. This Pledge Agreement shall inure to the benefit of the Lender and its successors and assigns, and all obligations of the Shareholders shall bind their respective successors and assigns.

   18. Governing Law/Forum. This Pledge Agreement shall be governed by and construed in accordance with the laws, including without limitation the conflicts of laws rules, of the Commonwealth of Kentucky. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the Courts of the State of Kentucky in and for the County of Jefferson or the United States of America for the Eastern District of Kentucky. By execution of this Agreement, both UniDial and UniQuest hereby submit to such jurisdiction, hereby expressly waiving whatever rights may correspond to either of them by reason of their present or future domicile.

   19. Pledge Agreement Governs. If any term, condition or provision of this Pledge Agreement conflicts in any way with any term, condition or provision of the Loan Agreement, the term, condition or provision of this Pledge Agreement shall govern.

   20.   Counterparts.

            (a) This Agreement may be signed by each party upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of each party.

            (b) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms thereof to produce or account for more than one of such counterparts.

IN WITNESS WHEREOF, the Shareholders and the Lender have signed this Agreement as of the date set forth in the Preamble hereto, but actually on the date(s) set forth below.

                                            SHAREHOLDERS:

                                            /s/  Thomas E. Aliprandi
                                            ----------------------------
                                            Thomas E. Aliprandi

                                            Date:  2/24/96
                                                  ---------------------

STATE OF UTAH
COUNTY OF SALT LAKE

The foregoing instrument was acknowledged before me by Thomas E. Aliprandi, on February 24, 1996.

                                            /s/  Marc Johnson
                                            -------------------------------
                                            Notary Public
                                            Commission expires:  May 30, 1999

                                            /s/  David E. Shepardson
                                            ----------------------------------
                                            David E. Shepardson

                                            Date:  2/24/96
                                                  --------------------------

STATE OF UTAH
COUNTY OF SALT LAKE

The foregoing instrument was acknowledged before me by David E. Shepardson, on February 24, 1996.

                                            /s/  Marc Johnson
                                            ----------------------------------
                                            Notary Public
                                            Commission expires:  May 30, 1999

                                            LENDER:

                                            UNIDIAL INCORPORATED

                                            By /s/  Kenneth D. Richey
                                              -------------------------
                                              Kenneth D. Richey
                                              Date:  2/6/96


STATE OF KENTUCKY
COUNTY OF JEFFERSON

The foregoing instrument was acknowledged before me by Kenneth D. Richey the Secretary/Treasurer of UniDial Incorporated, a Kentucky corporation, on behalf of the Corporation, on March 6, 1996.

                                            /s/  Rhonda J. Lamb
                                            -----------------------------
                                            Notary Public

                                            Commission expires:  August 26, 1998